UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2004 (July 28, 2004)

VERILINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State of incorporation)	000-28562 (Commission File Number)	94-2857548 (IRS Employer Identification No.)

127 JETPLEX CIRCLE
MADISON, AL 35758-8989
(Address of principal executive offices / Zip Code)

256.327.2001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

Verilink hereby amends in its entirety as follows the disclosure previously contained under subsections (a) and (b) of Item 7 in the Current Report on Form 8-K filed by Verilink on August 11, 2004:

“(a)	Financial Statements of Businesses Acquired.

     The required financial statements of Larscom are included in the joint proxy statement/prospectus, dated June 24, 2004, included in Verilink’s Registration Statement on Form S-4 (SEC File No. 333-116472) by incorporation by reference to Larscom’s Annual Report on Form 10-K for the year ended December 31, 2003, as amended by Form 10-K/A, filed with the Securities and Exchange Commission (“SEC”). Such financial statements of Larscom are hereby incorporated by reference into this Current Report on Form 8-K, as amended by Form 8-K/A.

(b)	Pro Forma Financial Information.

     Pro forma financial information for the Merger with Larscom was previously included under the caption “Unaudited Pro Forma Combined Condensed Financial Statements” in Verilink’s Registration Statement on Form S-4 (File No. 333-116472). Such pro forma financial information is hereby incorporated by reference into this Current Report on Form 8-K, as amended by Form 8-K/A.”

     Verilink hereby amends subsection (c) of this Item 9.01 (formerly subsection (c) of Item 7 in the Current Report on Form 8-K filed by Verilink on August 11, 2004) by adding the following exhibit:

23.1	Consent of PricewaterhouseCoopers LLP.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION (Registrant)

Dated: August 30, 2004	By:	/s/ C. W. Smith

C. W. Smith Vice President and Chief Financial Officer

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